UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 3, 2023 (January 1, 2023)

KIMCO REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 N. Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on December 15, 2022, the company formerly known as Kimco Realty Corporation, a Maryland corporation (“Old Kimco”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the company formerly known as New KRC Corp., which was a Maryland corporation and wholly-owned subsidiary of Old Kimco (“Holdco”), and KRC Merger Sub Corp., which was a Maryland corporation and wholly-owned subsidiary of Holdco (“Merger Sub”). The purpose of the transactions contemplated by the Merger Agreement was for Old Kimco to implement a corporate reorganization into a new holding company structure commonly referred to as an umbrella partnership real estate investment trust, or UPREIT (the “Reorganization”).

Effective as of 12:01 a.m., New York time, on January 1, 2023, pursuant to the Merger Agreement, Merger Sub merged with and into Old Kimco, with Old Kimco continuing as the surviving entity and a wholly-owned subsidiary of Holdco (the “Merger”). In connection with the Merger, Old Kimco’s name was changed to KRC Interim Corp., and Holdco’s name was changed to Kimco Realty Corporation. In this Current Report, we refer to Holdco after the Merger as “New Kimco.”

Effective on January 3, 2023, Old Kimco converted from a Maryland corporation into a Delaware limited liability company known as Kimco Realty OP, LLC (the “LLC Conversion”). In this Current Report, we refer to Old Kimco after the effectiveness of the LLC Conversion as “Kimco OP.”

The purpose of this Current Report on Form 8-K is to disclose matters in connection with the completion of the Merger and the LLC Conversion and to provide notice pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934 (the “Exchange Act”) that, following the Merger, New Kimco became the successor issuer to Old Kimco. More specifically, pursuant to Exchange Act Rule 12g-3(a), the shares of New Kimco Common Stock, the New Kimco Class L Depositary Shares and the New Kimco Class M Depositary Shares (each, as defined below) issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Merger

As disclosed above, the Merger became effective on January 1, 2023. The Merger, which was unanimously approved by Old Kimco’s board of directors on December 14, 2022, was conducted in accordance with Section 3-106.2 of the Maryland General Corporation Law. Accordingly, the Merger did not require the approval of Old Kimco’s stockholders, and the Merger did not give rise to statutory dissenters’ rights. The Merger is expected to qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Old Kimco’s stockholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Merger. Since the Merger, New Kimco has been organized and operated in a manner intended to enable it to qualify as a real estate investment trust (a “REIT”) for federal income tax purposes.

Treatment of Outstanding Shares in the Merger

At 12:01 a.m., New York time, on January 1, 2023, the effective time of the Merger (the “Effective Time”), (i) each issued and outstanding share of common stock, par value $0.01, of Old Kimco (“Old Kimco Common Stock”), 5.125% Class L Cumulative Redeemable Preferred Stock, par value $1.00 per share, of Old Kimco (“Old Kimco Class L Preferred Stock”) and 5.25% Class M Cumulative Redeemable Preferred Stock, par value $1.00 per share, of Old Kimco (“Old Kimco Class M Preferred Stock”) immediately prior to the Effective Time was converted automatically into one corresponding issued and outstanding share of common stock, par value $0.01 per share, of New Kimco (“New Kimco Common Stock”), one corresponding issued and outstanding share of 5.125% Class L Cumulative Redeemable Preferred Stock, par value $1.00 per share, of New Kimco (“New Kimco Class L Preferred Stock”) and one corresponding issued and outstanding share of 5.25% Class M Cumulative Redeemable Preferred Stock, par value $1.00 per share, of New Kimco (“New Kimco Class M Preferred Stock”), respectively, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding security of Old Kimco, (ii) each share of common stock of Merger Sub outstanding immediately prior to the Effective Time was converted automatically into one corresponding share of common stock of Old Kimco, (iii) each share of common stock of New Kimco outstanding immediately prior to the Effective Time was cancelled, (iv) each outstanding depositary share representing one-thousandth of a share of Old Kimco Class L Preferred Stock (the “Old Kimco Class L Depositary Shares”) was deemed to represent one-thousandth of a share of New Kimco Class L Preferred Stock (the “New Kimco Class L Depositary Shares”) and (v) each outstanding depositary share representing one-thousandth of a share of Old Kimco Class M Preferred Stock (the “Old Kimco Class M Depositary Shares”) was deemed to represent one-thousandth of a share of New Kimco Class M Preferred Stock (the “New Kimco Class M Depositary Shares”).

Accordingly, upon consummation of the Merger, Old Kimco’s shareholders immediately prior to the consummation of the Merger became shareholders of New Kimco, and Old Kimco became a wholly owned subsidiary of New Kimco. The conversion of stock took place automatically without an exchange of stock certificates at the Effective Time. Accordingly, any certificates representing outstanding shares of Old Kimco Common Stock, Old Kimco Class L Preferred Stock and Old Kimco Class M Preferred Stock will be deemed to represent the same number and type of shares of New Kimco. New Kimco Common Stock will trade on the New York Stock Exchange (the “NYSE”) on an uninterrupted basis under the existing symbol “KIM” and will retain the CUSIP number of 49446R109. The New Kimco Class L Depositary Shares and the New Kimco Class M Depositary Shares will also trade on the NYSE on an uninterrupted basis under their respective existing symbols, “KIMprL” and “KIMprM,” and will retain their respective existing CUSIP numbers.

The Articles of Amendment and Restatement of New Kimco and Amended and Restated Bylaws of New Kimco from and after the Effective Time are substantially identical to the articles of incorporation and bylaws of Old Kimco immediately before the Effective Time.

Dividends

As previously disclosed on October 27, 2022, the board of directors of Old Kimco declared quarterly dividends with respect to: (i) Old Kimco Class L Depositary Shares (the “Class L Dividend”) and (ii) Old Kimco Class M Depositary Shares (the “Class M Dividend”), each of which is payable on January 17, 2023 (the “Dividend Payment Date”) to holders of record on December 30, 2022 (the “Dividend Payment Date”). New Kimco will pay on the Dividend Payment Date the Class L Dividend and the Class M Dividend to the applicable holders as of the Dividend Record Date.

Outstanding Equity Plans, Awards and Related Arrangements.

Immediately following the Effective Time, pursuant to the Merger Agreement, Old Kimco assigned to New Kimco, and New Kimco assumed from Old Kimco, all of Old Kimco’s rights and obligations under (i) the Kimco Realty Corporation Executive Severance Plan, (ii) the Restated Kimco Realty Corporation 2010 Equity Participation Plan (as amended and/or restated the “2010 Plan”) and (iii) the Kimco Realty Corporation Amended and Restated 2020 Equity Participation Plan (as amended and/or restated , the “2020 Plan”), in addition to all outstanding awards and award agreements thereunder. In connection with the Reorganization, the 2020 Plan was amended and restated to permit the issuance of awards in Kimco OP that are intended to qualify as “profits interests” for U.S. federal income tax purposes.

The foregoing descriptions of the Executive Severance Plan, the 2010 Plan and the 2020 Plan, as amended and/or restated, are qualified in their entirety by reference to the Executive Severance Plan, the 2010 Plan and the 2020 Plan filed herewith as Exhibits 10.3 and 10.4; 10.5, 10.6 and 10.7; and 10.8, respectively, and incorporated by reference herein.

Credit Agreement Amendment and Guaranty

On January 3, 2023, Kimco OP, as successor by conversion to Old Kimco, New Kimco and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) entered into Amendment No. 3 (the “Amendment”) to that certain Amended and Restated Credit Agreement dated as of February 27, 2020 (as previously amended, the “Existing Credit Agreement”) among Old Kimco, the Administrative Agent and the other parties thereto. The Amendment provides for certain changes to the Existing Credit Agreement to permit and give effect to the consummation of the Reorganization.

In connection with the Amendment and the Reorganization, New Kimco entered into that certain Parent Guarantee, dated as of January 1, 2023, pursuant to which it agreed to guarantee the obligations of Old Kimco and any other borrowers under the Credit Agreement.

The foregoing summary of the Amendment and the Parent Guarantee does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Amendment and the Parent Guarantee, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

LLC Conversion

As disclosed above, the LLC Conversion became effective as of January 3, 2023. New Kimco is the managing member of, owns 100% of the limited liability company interests of and exercises exclusive control over Kimco OP. In the future, Kimco OP may, from time to time, acquire properties from sellers by issuing limited liability company interests of Kimco OP to such sellers in exchange for a contribution of those properties to Kimco OP, which exchange may be tax-deferred in whole or in part. Such membership interests will generally entitle their holders to receive the same distributions (on a per unit basis) as shares of New Kimco Common Stock (on a per share basis), and the holders of such interests will generally have the right to exchange the interests for cash or shares of New Kimco Common Stock, at New Kimco’s option. Kimco OP may also issue certain equity awards in the form of membership interests to directors, officers, employees and certain other service providers of New Kimco, which will also generally be convertible into cash or shares of New Kimco Common Stock in accordance with the terms of such award.

Following the Reorganization, including both the Merger and the LLC Conversion, the consolidated assets and liabilities of New Kimco will be identical to the consolidated assets and liabilities of Old Kimco immediately prior to the Reorganization, and the officers and directors of New Kimco will be identical to the officers and directors of Old Kimco immediately prior to the Reorganization. New Kimco will generally not hold any assets directly other than limited liability interests of Kimco OP and certain de minimis assets, including those that may be held for certain administrative functions. None of the properties owned by Old Kimco or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All material indebtedness of Old Kimco immediately prior to the Reorganization is expected to remain indebtedness of Kimco OP after the Reorganization.

LLC Agreement

At the effective time of the LLC Conversion, New Kimco and Kimco OP entered into the Limited Liability Company Agreement of Kimco Realty OP, LLC (the “LLC Agreement”). A summary of the material terms of the LLC Agreement is set forth below. This summary is not complete and is subject to and qualified in its entirety by reference to the applicable provisions of Delaware law and the LLC Agreement, which is attached hereto as Exhibit 3.5.

General

Following the LLC conversion, substantially all of the managing member’s assets will be held by, and substantially all of the managing member’s operations will be conducted through, Kimco OP, either directly or through its subsidiaries. In connection with the LLC conversion, New Kimco will become the managing member (the “managing member”) of Kimco OP. Kimco OP is also authorized to issue a class of units of membership interest designated as LTIP Units (as defined herein) and additional classes of units of membership interest, each having the terms described below. The common units and LTIP Units are not listed on any exchange nor are they quoted on any national market system.

Provisions in the LLC Agreement may delay or make more difficult unsolicited acquisitions of the managing member or changes in its control. These provisions could discourage third parties from making proposals involving an unsolicited acquisition of the managing member or change of its control, although some stockholders might consider such proposals, if made, desirable. These provisions also make it more difficult for third parties to alter the management structure of Kimco OP without the concurrence of the managing member’s board of directors. These provisions include, among others:

•	redemption rights of members and certain assignees of common units;

•	transfer restrictions on common units and other membership interests;

•	a requirement that the managing member may not be removed as the managing member of Kimco OP without its consent;

•
the managing member’s ability in some cases to amend Kimco OP agreement and to cause Kimco OP to issue preferred membership interests in Kimco OP with terms that the managing member may determine, in either case, without the approval or consent of any member; and

•	the right of the members to consent to certain transfers of the managing member’s membership interest (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise).

Purpose, Business and Management

Kimco OP was formed for the purpose of conducting any business, enterprise or activity permitted by or under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.) (the  “Act”).

In general, board of directors of the managing member manages the business and affairs of Kimco OP by directing its business and affairs (including through the officers of the managing member), in its capacity as the sole managing member of Kimco OP. Except as otherwise expressly provided in the LLC Agreement and subject to the rights of holders of any class or series of membership interest, all management powers over the business and affairs of Kimco OP are exclusively vested in the managing member, in its capacity as the sole managing member of Kimco OP. The managing member may not be removed as the managing member of Kimco OP, with or without cause, without its consent, which it may give or withhold in its sole and absolute discretion.

Restrictions on Managing Member’s Authority

The LLC Agreement prohibits the managing member, in its capacity as managing member, from taking any action that would make it impossible to carry out the ordinary business of Kimco OP, except as provided under the LLC Agreement or with the consent of the non-managing members.

Without the consent of each affected non-managing member or in connection with a transfer of all of the managing member’s interests in Kimco OP in connection with a merger, consolidation or other combination of its assets with another entity, a sale of all or substantially all of our assets or a reclassification, recapitalization or change in our outstanding stock permitted without the consent of the members as described in Section 11.2(b) of the draft LLC agreement, or a permitted termination transaction, the managing member may not enter into any contract, mortgage, loan or other agreement that expressly prohibits or restricts the managing member or Kimco OP from performing the managing member’s or its specific obligations in connection with a redemption of units or expressly prohibits or restricts a non-managing member from exercising its redemption rights in full. In addition to any approval or consent required by any other provision of the LLC Agreement, the managing member may not, without the consent of each affected non-managing member, amend the LLC Agreement or take any other action that would:

•	adversely modify in any material respect the limited liability of a member;

•
alter the rights of any member to receive the distributions to which such member is entitled, or alter the allocations specified in the LLC Agreement, except to the extent permitted by the LLC Agreement including in connection with the creation or issuance of any new class or series of membership interest or to effect or facilitate a permitted termination transaction;

•	alter or modify the redemption rights of holders of common units (except as permitted under the LLC Agreement to effect or facilitate a permitted termination transaction);

•
alter or modify the provisions governing the transfer of the managing member’s membership interest in Kimco OP (except as permitted under the LLC Agreement to effect or facilitate a permitted termination transaction);

•
remove certain provisions of the LLC Agreement relating to the requirements for the managing member to qualify as a REIT or permitting the managing member to avoid paying tax under Sections 857 or 4981 of the Code; or

•
amend the provisions of the LLC Agreement requiring the consent of each affected member before taking any of the actions described above or the related definitions specified in the LLC Agreement (except as permitted under the LLC Agreement to effect or facilitate a permitted termination transaction).

 Additional Members

The managing member may cause Kimco OP to issue additional units in one or more classes or series or other membership interests and to admit additional members to Kimco OP from time to time, on such terms and conditions and for such capital contributions as the managing member may establish in its sole and absolute discretion, without the approval or consent of any member.

The LLC Agreement authorizes Kimco OP to issue common units, LTIP Units and preferred units, and Kimco OP may issue additional membership interests in one or more additional classes, or one or more series of any of such classes, with such designations, preferences, conversion and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption (including, without limitation, terms that may be senior or otherwise entitled to preference over existing units) as the managing member may determine, in its sole and absolute discretion, without the approval of any member or any other person. Without limiting the generality of the foregoing, the managing member may specify, as to any such class or series of membership interest, the allocations of items of income, gain, loss, deduction and credit to each such class or series of membership interest.

Ability to Engage in Other Businesses; Conflicts of Interest

The LLC Agreement provides that the managing member may not conduct any business other than in connection with the ownership, acquisition and disposition of membership interests, the management of the business and affairs of Kimco OP, its operation as a reporting company with a class (or classes) of securities registered under the Exchange Act, its operations as a REIT, the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, financing or refinancing of any type related to Kimco OP or its assets or activities and such activities as are incidental to those activities discussed above. In general, the managing member must contribute any assets or funds that it acquires to Kimco OP whether as capital contributions, loans or otherwise, as appropriate, in exchange for additional membership interests. The managing member may, however, in its sole and absolute discretion, from time to time directly or indirectly hold or acquire assets or conduct property, leasing, construction or other management services or employee-related activities in its own name or otherwise other than through Kimco OP so long as the managing member takes commercially reasonable measures to ensure that the economic benefits and burdens of such property, services or activities are otherwise vested in Kimco OP.

Distributions

Kimco OP will distribute such amounts, at such times, as the managing member may in its sole and absolute discretion determine:

•
first, with respect to any membership interests that are entitled to any preference in distribution, including the preferred units, in accordance with the rights of the holders of such class(es) of membership interest, and, within each such class, among the holders of such class pro rata in proportion to their respective percentage interests of such class; and

•
second, with respect to any membership interests that are not entitled to any preference in distribution, including the common units and, except as described below with respect to liquidating distributions and as may be provided in any incentive award plan or any applicable award agreement and the LTIP Units, in accordance with the rights of the holders of such class(es) of membership interest, and, within each such class, among the holders of each such class, pro rata in proportion to their respective percentage interests of such class.

Exculpation and Indemnification of Managing Member

The LLC Agreement provides that the managing member are not liable to Kimco OP or any member for any action or omission taken in its capacity as managing member, for the debts or liabilities of Kimco OP or for the obligations of Kimco OP under the LLC Agreement, except for liability for its fraud, willful misconduct or gross negligence, pursuant to any express indemnity the managing member may give to Kimco OP or in connection with a redemption. The LLC Agreement also provides that any obligation or liability in its capacity as the managing member of Kimco OP that may arise at any time under the LLC Agreement or any other instrument, transaction or undertaking contemplated by the LLC Agreement will be satisfied, if at all, out of its assets or the assets of Kimco OP only, and no such obligation or liability will be personally binding upon any of its directors, stockholders, officers, employees or agents.

In addition, the LLC Agreement requires Kimco OP, to the fullest extent a Maryland corporation may indemnify and advance expenses to directors and officers of a Maryland corporation under the laws of the State of Maryland, to indemnify, and to pay or reimburse the reasonable expenses in advance of a final disposition of a proceeding to, the managing member, its directors and officers, officers of Kimco OP and any other person designated by the managing member, who is made or threatened to be made a party to, or witness in, a proceeding by reason of his or her service to Kimco OP. Kimco OP is not required to indemnify or advance funds to any person with respect to any action initiated by the person seeking indemnification without its approval (except for any proceeding brought to enforce such person’s right to indemnification under the LLC Agreement) or if the person is found to be liable to Kimco OP on any portion of any claim in the action.

Business Combinations and Dissolution of Kimco OP

Subject to the limitations on the transfer of the managing member’s interest in Kimco OP described in the LLC Agreement, the managing member generally have the exclusive power to cause Kimco OP to merge, reorganize, consolidate, sell all or substantially all of its assets or otherwise combine its assets with another entity. The managing member may also elect to dissolve Kimco OP without the consent of any member. However, in connection with the acquisition of properties from persons to whom Kimco OP issues common units or other membership interests as part of the purchase price, in order to preserve such persons’ tax deferral, Kimco OP may contractually agree, in general, not to sell or otherwise transfer the properties for a specified period of time, or in some instances, not to sell or otherwise transfer the properties without compensating the sellers of the properties for their loss of the tax deferral.

Redemption Rights of Qualifying Parties

Beginning 14 months after first acquiring such common units, each member and some assignees of members will have the right, subject to the terms and conditions set forth in the LLC Agreement, to require Kimco OP to redeem all or a portion of the common units held by such member or assignee in exchange for a cash amount per common unit equal to the value of one share of the managing member’s common stock, determined in accordance with and subject to adjustment under the LLC Agreement. Kimco OP’s obligation to redeem common units does not arise and is not binding against Kimco OP until the sixth business day after the managing member receives the holder’s notice of redemption or, if earlier, the day the managing member notifies the holder seeking redemption that the managing member has declined to acquire some or all of the common units tendered for redemption.

On or before the close of business on the thirtieth business day after a holder of common units gives notice of redemption to the managing member, the managing member may, in its sole and absolute discretion but subject to the restrictions on the ownership and transfer of its stock set forth in its charter, elect to acquire some or all of the common units tendered for redemption from the tendering party in exchange for shares of its common stock, based on an exchange ratio of one share of common stock for each common unit, subject to adjustment as provided in the LLC Agreement. The LLC Agreement does not require the managing member to register, qualify or list any shares of common stock issued in exchange for common units with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange.

Transfers of Membership Interests

Restrictions on Transfers by Members. Until the expiration of 14 months after the date on which a member acquires a membership interest, the member generally may not directly or indirectly transfer all or any portion of such membership interest without its consent, which the managing member may give or withhold in its sole and absolute discretion, except for certain permitted transfers to certain affiliates, family members and charities, and certain pledges of membership interests to lending institutions in connection with bona fide loans. After the expiration of such initial holding period, the member will have the right to transfer all or any portion of its membership interest without the managing member’s consent to any person that is an “accredited investor,” within meaning set forth in Rule 501 promulgated under the Securities Act, upon ten business days prior notice to the managing member, subject to the satisfaction of conditions specified in the LLC agreement, including minimum transfer requirements and the managing member’s right of first refusal.

Restrictions on Transfers by the Managing Member. Except as described below, any transfer of all or any portion of the managing member’s interest in Kimco OP, whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise, must be approved by the consent of a majority in interest of the members (excluding the managing member and any member 50% or more of whose equity is owned, directly or indirectly, by the managing member). Subject to the rights of holders of any class or series of membership interest, the managing member may transfer all (but not less than all) of its membership interest without the consent of the members in connection with a permitted termination transaction, which is a merger, consolidation or other combination of its assets with another entity, a sale of all or substantially all of the managing member’s assets or a reclassification, recapitalization or change in any outstanding shares of its stock or other outstanding equity interests, if:

•
in connection with such event, all of the members will receive or have the right to elect to receive, for each common unit, the greatest amount of cash, securities or other property paid to a holder of one share of the managing member’s common stock (subject to adjustment in accordance with the LLC Agreement) in the transaction and, if a purchase, tender or exchange offer is made and accepted by holders of the managing member’s common stock in connection with the event, each holder of common units receives, or has the right to elect to receive, the greatest amount of cash, securities or other property that the holder would have received if it had exercised its redemption right and received shares of the managing member’s common stock in exchange for its common units immediately before the expiration of the purchase, tender or exchange offer and had accepted the purchase, tender or exchange offer; or

•
substantially all of the assets of Kimco OP will be owned by a surviving entity (which may be Kimco OP, a limited partnership or another limited liability company) in which the members of Kimco OP holding common units immediately before the event will hold a percentage interest based on the relative fair market value of the net assets of Kimco OP and the other net assets of the surviving entity immediately before the event, which interest will be on terms that are at least as favorable as the terms of the common units in effect immediately before the event and as those applicable to any other members or non-managing members of the surviving entity and will include a right to redeem interests in the surviving entity for the consideration described in the preceding bullet or cash on similar terms as those in effect with respect to the common units immediately before the event, or, if common equity securities of the person controlling the surviving entity are publicly traded, such common equity securities.

The managing member may also transfer all (but not less than all) of its interest in Kimco OP to an affiliate of the managing member without the consent of any member, subject to the rights of holders of any class or series of membership interest.

In addition, any transferee of the managing member’s interest in Kimco OP must be admitted as a managing member of Kimco OP, assume, by operation of law or express agreement, all of its obligations as managing member under the LLC Agreement, accept all of the terms and conditions of the LLC Agreement and execute such instruments as may be necessary to effectuate the transferee’s admission as a managing member.

The managing member may not voluntarily withdraw as the managing member of Kimco OP without the consent of a majority in interest of the members (excluding the managing member and any members 50% or more of whose equity is owned, directly or indirectly, by the managing member) other than upon the transfer of its entire interest in Kimco OP and the admission of its successor as a managing member of Kimco OP.

LTIP Units

As the managing member, the managing member is authorized to issue a class of units of membership interest designated as “LTIP Units” to persons who provide services to or for the benefit of Kimco OP, for such consideration or for no consideration as the managing member may determine to be appropriate, and the managing member may admit such persons as members of Kimco OP, without the approval or consent of any member. Unless a capital contribution is made with respect to an LTIP Units or the managing member determined otherwise, each LTIP unit is intended to qualify as a “profits interest” in Kimco OP within the meaning of the Internal Revenue Code of 1986, as amended, the Treasury Regulations, and any published guidance by the IRS with respect thereto. Further, the managing member may cause Kimco OP to issue LTIP Units in one or more classes or series, with such terms as the managing member may determine, without the approval or consent of any member. LTIP Units may be subject to vesting, forfeiture and restrictions on transfer and receipt of distributions pursuant to the terms of any applicable equity-based plan and the terms of any award agreement relating to the issuance of the LTIP Units.

Conversion Rights. Vested LTIP Units are convertible at the option of each member and certain assignees of members (in each case, that hold vested LTIP Units) into common units, upon notice to the managing member and Kimco OP, to the extent that the capital account balance of the LTIP unitholder with respect to all of his or her LTIP Units is at least equal to the managing member’s capital account balance with respect to an equal number of common units. The managing member may cause Kimco OP to convert vested LTIP Units eligible for conversion into an equal number of common units at any time, upon a notice given to the holder of the LTIP Units at least 3 calendar days prior to the conversion date specified in the notice.

If the managing member or Kimco OP is party to a transaction, including a merger, consolidation, sale of all or substantially all of its assets or other business combination, as a result of which common units are exchanged for or converted into the right, or holders of common units are otherwise entitled, to receive cash, securities or other property (or any combination thereof), the managing member must cause Kimco OP to convert any vested LTIP Units then eligible for conversion into common units immediately before the transaction, taking into account any special allocations of income that would be made as a result of the transaction. Kimco OP must use commercially reasonable efforts to cause each member (other than a party to such a transaction or an affiliate of such a party) holding LTIP Units that will be converted into common units in such a transaction to be afforded the right to receive the same kind and amount of cash, securities and other property (or any combination thereof) for such common units that each holder of common units receives in the transaction.

Transfer. Unless an applicable equity-based plan or the terms of an award agreement specify additional restrictions on transfer of LTIP Units, LTIP Units are generally transferable to the same extent as common units, as described above in the section entitled “Transfers of Membership Interests.”

Voting Rights. Members holding LTIP Units are entitled to vote together as a class with members holding common units on all matters on which members holding common units are entitled to vote or consent, and may cast one vote for each LTIP Unit so held.

Adjustment of LTIP Units. If Kimco OP takes certain actions, including making a distribution of units on all outstanding common units, combining or subdividing the outstanding common units into a different number of common units or reclassifying the outstanding common units, the managing member must adjust the number of outstanding LTIP Units or subdivide or combine outstanding LTIP Units to maintain a one-for-one conversion ratio and economic equivalence between common units and LTIP Units.

Preferred Units

Kimco OP is authorized to issue Class L and Class M preferred units. Holders of preferred units are entitled to receive preferential cash distributions in an amount to be fixed at the time of issuance of such units that substantially similar those of their corresponding outstanding New Kimco Class L Preferred Stock or New Kimco Class M Preferred Stock, respectively (the “applicable preferred stock”). Holders of Class L and Class M preferred units are also entitled to receive a liquidation preference in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of Kimco OP that are substantially similar to those of the applicable preferred stock (but, in the case of distributions upon the liquidation, dissolution or winding up of the affairs of Kimco OP, only to the extent consistent with a liquidation in accordance with positive capital account balances). Class L and Class M preferred units are also subject to redemption by Kimco OP in connection with the managing member’s reacquisition of shares of applicable preferred stock. The Class L and Class M preferred units will not be listed on any exchange nor are they quoted on any national market system. The Class L and Class M preferred units will be held by the managing member.

Conversion Rights. Class L and Class M preferred units will be converted into common units in the event of a conversion of the applicable preferred stock, at the option of holders of shares of such applicable preferred stock pursuant to the articles supplementary designating the terms of such applicable preferred stock.

Transfer. Class L and Class M preferred units are transferrable to the same extent as common units.

Voting Rights. The managing member will not have any voting or consent rights in respect of its membership interest represented by the Class L and Class M preferred units.

Supplemental Indentures

In connection with the Reorganization, on January 3, 2023, Old Kimco and New Kimco entered into supplemental indentures (the “Supplemental Indentures”) with The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), to (i) the Indenture, dated as of September 3, 1993, by and among Old Kimco (formerly known as Kimco Realty Corporation) and IBJ Schroder Bank & Trust Company (predecessor in interest to the Trustee) (the “Kimco Indenture”), and (ii) the Indenture, dated as of May 1, 1995, by and among Weingarten Realty Investors (predecessor in interest to Old Kimco (formerly known as Kimco Realty Corporation)) and Texas Commerce Bank National Association (predecessor in interest to the Trustee) (the “WRI Indenture” and, together with the Kimco Indenture, the “Indentures”) to have New Kimco provide a full and unconditional guarantee of Old Kimco’s obligations under each series of senior notes previously issued and outstanding under the Indentures, permit New Kimco to provide such a guarantee in connection with future issuance of senior notes under the Indentures and make certain other changes to the Indentures consistent with the foregoing. The foregoing summary of the Supplemental Indentures does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of each of the Supplemental Indentures, which are filed herewith as Exhibits 4.1 and 4.2, respectively.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, Old Kimco notified the NYSE that the Merger had been completed. As noted above, the shares of New Kimco Common Stock will trade on the NYSE on an uninterrupted basis under the symbol “KIM,” the same symbol formerly used for the shares of Old Kimco Common Stock, and the same CUSIP number of 49446R109. The New Kimco Class L Depositary Shares will trade on the NYSE on an uninterrupted basis under the symbol “KIMprL,” which is the same symbol formerly used for the Old Kimco Class L Depositary Shares, under the same CUSIP number of 49446R737. The New Kimco Class M Depositary Shares will trade on the NYSE on an uninterrupted basis under the symbol “KIMprM,” which is the same symbol formerly used for the Old Kimco Class M Depositary Shares, under the same CUSIP number of 49446R711. The NYSE is expected to file with the Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the shares of Old Kimco Common Stock, the Old Kimco Class L Depositary Shares and the Old Kimco Class M Depositary Shares from the NYSE and to deregister the shares of Old Kimco Common Stock, the Old Kimco Class L Depositary Shares and the Old Kimco Class M Depositary Shares under Section 12(b) of the Exchange Act. Old Kimco intends to file with the Commission a certificate on Form 15 requesting that the shares of Old Kimco Common Stock, the Old Kimco Class L Depositary Shares and the Old Kimco Class M Depositary Shares be deregistered under the Exchange Act, and that Old Kimco’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except (i) to the extent of the succession of New Kimco to the Exchange Act Section 12(b) registration and reporting obligations of Old Kimco as noted above under Explanatory Note and (ii) with respect to Old Kimco’s (now Kimco OP’s) outstanding senior notes and debentures).

Following the Reorganization, including both the Merger and the LLC Conversion, we expect each of New Kimco and Kimco OP to have a separate Exchange Act reporting obligation. We expect New Kimco and Kimco OP to file combined quarterly reports on Form 10-Q and annual reports on Form 10-K beginning with the annual report filed with respect to the fiscal year ending December 31, 2022. New Kimco expects to make filings with the Commission under Old Kimco’s prior CIK (0000879101), and Kimco OP will make filings with the Commission under a new CIK (0001959472).

Item 3.03	Material Modification of Rights of Securityholders.

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under and/or incorporated by reference into Item 1.01 above is incorporated hereunder by reference.

As noted above, the management and board of directors of New Kimco immediately after the Merger is identical to the management and board of directors of Old Kimco immediately before the Merger. The executive officers of Old Kimco immediately before the Merger serve in the same positions and hold the same titles with New Kimco immediately after the Merger and with respect to Kimco OP immediately after the LLC Conversion.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under and/or incorporated by reference into Items 1.01 and 3.01 above is incorporated hereunder by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements, including, but not limited to, statements regarding our ability to complete the Reorganization, the impacts of the Reorganization on our financial condition, business operations, financial statements, outstanding securities, material indebtedness and our ability to realize the expected benefits of Reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause our actual results to differ materially from our expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to, those factors discussed in our reports filed from time to time with the Securities and Exchange Commission. Moreover, other risks and uncertainties of which we are not currently aware may also affect the forward-looking statements contained herein and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by us on our website or otherwise. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1
Agreement and Plan of Merger, dated December 15, 2022, by and among Old Kimco, New Kimco and Merger Sub (previously filed as Exhibit 2.1 to Old Kimco’s Current Report on Form 8-K filed on December 15, 2022 and incorporated herein by reference).

3.1	Articles of Amendment and Restatement of New Kimco.

3.2	Amended and Restated Bylaws of New Kimco.

3.3	Articles of Merger.

3.4	Certificate of Formation of Kimco Realty OP, LLC.

3.5	Limited Liability Company Agreement of Kimco Realty OP, LLC, dated as of January 3, 2023.

4.1
Eighth Supplemental Indenture, dated as of January 3, 2023, between Kimco Realty OP, LLC, as issuer, Kimco Realty Corporation, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2
Fourth Supplemental Indenture, dated as of January 3, 2023, between Kimco Realty OP, LLC, as issuer, Kimco Realty Corporation, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1
Amendment No. 3 to Amended and Restated Credit Agreement, dated as of January 3, 2023, by and among Kimco Realty OP, LLC, Kimco Realty Corportion, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2	Parent Guarantee, dated as of January 1, 2023, by Kimco Realty Corporation.

10.3
Kimco Realty Corporation Executive Severance Plan, dated March 15, 2010 (previously filed as Exhibit 10.5 to Old Kimco’s Current Report on Form 8-K filed on March 19, 2010 and incorporated herein by reference).

10.4
First Amendment to the Kimco Realty Corporation Executive Severance Plan, dated March 20, 2012 (previously filed as Exhibit 10.3 to Old Kimco’s Quarterly Report on Form 10-Q filed on May 10, 2012 and incorporated herein by reference).

10.5
Restated Kimco Realty Corporation 2010 Equity Participation Plan (previously filed as Exhibit 10.6 to Old Kimco’s Annual Report on Form 10-K filed on February 27, 2017 and incorporated herein by reference).

10.6
Amendment No. 1 to the Restated Kimco Realty Corporation 2010 Equity Participation Plan (previously filed as Exhibit 10.7 to Old Kimco’s Annual Report on Form 10-K filed on February 23, 2018 and incorporated herein by reference).

10.7	Amendment No. 2 to the Restated Kimco Realty Corporation 2010 Equity Participation Plan.

10.8	Kimco Realty Corporation Amended and Restated 2020 Equity Participation Plan.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: January 3, 2023	/s/ Glenn G. Cohen
Glenn G. Cohen
Executive Vice President, Chief Financial Officer and Treasurer